Exhibit 10.1

Execution Version

ELEVENTH AMENDMENT TO CREDIT AGREEMENT

ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 1, 2019, in respect of the ABL Credit Agreement, dated as of June 10, 2015 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Tesla, Inc. (the “Company”, and together with each Wholly-Owned Domestic Subsidiary of the Company that becomes a U.S. Borrower pursuant to the terms of the Credit Agreement, collectively, the “U.S. Borrowers”), Tesla Motors Netherlands B.V. (“Tesla B.V.”, and together with each Wholly-Owned Dutch Subsidiary of Tesla B.V. that becomes a Dutch Borrower pursuant to the terms of the Credit Agreement, collectively, the “Dutch Borrowers”; and the Dutch Borrowers, together with the U.S. Borrowers, collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) and as Collateral Agent, and the other agents party thereto.

RECITALS:

WHEREAS, the Company has requested an amendment to the Credit Agreement;

WHEREAS, pursuant to Section 13.12 of the Credit Agreement, the Credit Agreement may be amended with the written consent of the Required Lenders and each Credit Party thereto; and

WHEREAS, the parties now wish to amend the Credit Agreement in certain respects.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

Section 1.Defined Terms.  Unless otherwise specifically defined herein, each term used herein (including in the recitals above) has the meaning assigned to such term in the Credit Agreement.

Section 2.Amendments to Credit Agreement.

(a)Amendment to the definition of Acquisition.  The definition of “Acquisition” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“‘Acquisition’ shall mean the acquisition of either (x) all or substantially all of the assets of, or the assets constituting a business, division or product line of, any Person not already a Subsidiary of the Company or (y) 100% of the Equity Interests of any such Person (or at least a majority of such Equity Interests if such acquisition is expected to be promptly followed by the acquisition of the remaining Equity Interests), which Person shall, as a result of the acquisition of such Equity Interests, become a Wholly-Owned Subsidiary of the Company (or shall be merged with and into a Borrower or a Wholly-Owned Subsidiary of the Company).”

(b)Amendment to Section 10.04(g) of the Credit Agreement. Section 10.04(g) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(g)Indebtedness of a Subsidiary of the Company acquired pursuant to an Acquisition (or Indebtedness assumed at the time of an Acquisition in respect of an asset securing such Indebtedness); provided that (i) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Acquisition and (ii) the aggregate principal amount of all Indebtedness permitted by this clause (g) shall not exceed $100,000,000 at any one time outstanding;”

(c)Amendment to Section 10.09 of the Credit Agreement.  Section 10.09(c) of the Credit Agreement shall be amended by adding in clause (D) of the first clause (ix) thereof “or otherwise permitted” after the word “incurred” and before the phrase “pursuant to Section 10.04(g)”.

Section 3.Conditions. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Amendment Effective Date”):

(a)The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by the Credit Parties, the Administrative Agent and the Required Lenders.

(b)Each of the representations and warranties made by the Credit Parties in or pursuant to the Credit Agreement or in or pursuant to the other Credit Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified or subject to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects) on and as of the Amendment Effective Date as if made on and as of such date except for such representations and warranties expressly stated to be made as of an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(c)No Default or Event of Default shall exist on the Amendment Effective Date.

(d)The Administrative Agent shall have received an officer’s certificate from an Authorized Officer of the Company and dated as of the Amendment Effective Date, certifying that each condition set forth in Sections 3(b) and (c) hereof have been satisfied on and as of the Amendment Effective Date.

Section 4.Representations and Warranties, etc.  The Borrowers hereby confirm, reaffirm and restate that each of the representations and warranties made by any Credit Party in the Credit Documents is true and correct in all material respects on and as of the Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects).  The Borrowers represent and warrant that, immediately after giving effect to the occurrence of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.  The Borrowers represent and warrant that each Credit Party (i) has the Business power and authority to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary Business action to authorize the execution, delivery and performance by such Credit Party thereof and (ii) has duly executed and delivered this Amendment, and that this Amendment constitutes a legal, valid and binding obligation of the Borrowers enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 5.Reaffirmation. Each Guarantor and each Credit Party hereby agrees that (i) all of its Obligations under the Credit Documents shall remain in full force and effect on a continuous basis after giving effect to this Amendment and (ii) each Credit Document is ratified and affirmed in all respects.

Section 6.Governing Law. This Amendment and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to conflicts of law principles that would result in the application of any law other than the law of the State of New York).

Section 7.Effect of This Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

Section 8.Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.

Section 9.Miscellaneous. This Amendment shall constitute a Credit Document for all purposes of the Credit Agreement. The Borrowers shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TESLA, INC.
By:	/s/ Ron Klein
Name: Ron Klein
Title: Treasurer
TESLA MOTORS NETHERLANDS B.V.
By:	/s/ Marc J. Cerda
Name: Marc J. Cerda
Title: Director

[Eleventh Amendment – Signature Page]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Collateral Agent, Swingline Lender and a Lender
By:	/s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President
By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

[Eleventh Amendment – Signature Page]

GOLDMAN SACHS BANK USA, as a Lender
By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Eleventh Amendment – Signature Page]

BARCLAYS BANK PLC, as a Lender
By:	/s/ Komal Ramkirath
Name: Komal Ramkirath
Title: Assistant Vice President

[Eleventh Amendment – Signature Page]

CITIBANK, N.A., as a Lender
By:	/s/ David L. Smith
Name: David L. Smith
Title: Vice President and Director

[Eleventh Amendment – Signature Page]

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Benjamin Lennon
Name: Benjamin Lennon
Title: Authorized Signatory

[Eleventh Amendment – Signature Page]

Bank of America, N.A., as an Issuing Lender and a Lender
By:	/s/ James Fallahay
Name: James Fallahay
Title: Senior Vice President

[Eleventh Amendment – Signature Page]

Wells Fargo Bank, N.A., as a Lender
By:	/s/ Jake Elliott
Name: Jake Elliott
Title: Authorized Signatory

[Eleventh Amendment – Signature Page]

Morgan Stanley Bank, N.A., as a Lender
By:	/s/ Emanuel Ma
Name: Emanuel Ma
Title: Authorized Signatory

[Eleventh Amendment – Signature Page]

Morgan Stanley Senior Funding, Inc., as a Lender
By:	/s/ Emanuel Ma
Name: Emanuel Ma
Title: Authorized Signatory

[Eleventh Amendment – Signature Page]

SOCIETE GENERALE, as a Lender
By:	/s/ John Hogan
Name: John Hogan
Title: Director

[Eleventh Amendment – Signature Page]